Exhibit 99.2

PRESS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2002

2

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — REPORTED BASIS (in millions, except per share and ratio data)

	1QTR	4QTR	3QTR	2QTR	1QTR

	2002	2001	2001	2001	2001

REVENUE
Investment Banking Fees	$755	$931	$811	$929	$941
Trading Revenue	1,299	355	1,301	1,261	2,001
Fees and Commissions	2,584	2,493	2,397	2,460	2,131
Private Equity — Realized Gains (Losses)	(10)	81	204	(46)	412
Private Equity — Unrealized Gains (Losses)	(228)	(505)	(311)	(783)	(285)
Securities Gains	114	202	142	67	455
Other Revenue	157	151	218	280	252

Total Noninterest Revenue	4,671	3,708	4,762	4,168	5,907
Interest Income	6,286	6,823	7,709	8,469	9,180
Interest Expense	3,359	3,879	5,050	5,688	6,762

Net Interest Income	2,927	2,944	2,659	2,781	2,418

Revenue before Provision for Loan Losses	7,598	6,652	7,421	6,949	8,325
Provision for Loan Losses	753	1,468	745	525	447

TOTAL NET REVENUE	6,845	5,184	6,676	6,424	7,878

EXPENSE
Compensation Expense	2,823	2,622	2,860	3,026	3,336
Occupancy Expense	338	334	339	327	348
Technology and Communications Expense	665	640	663	674	654
Merger and Restructuring Costs	255	841	876	478	328
Amortization of Intangibles	69	187	182	183	177
Other Expense	1,208	1,128	1,087	1,151	1,155

TOTAL NONINTEREST EXPENSE	5,358	5,752	6,007	5,839	5,998

Income (Loss) before Income Tax Expense and Effect of Accounting Change	1,487	(568)	669	585	1,880
Income Tax Expense (Benefit)	505	(236)	220	207	656

INCOME BEFORE EFFECT OF ACCOUNTING CHANGE	982	(332)	449	378	1,224
Net Effect of Change in Accounting Principle	—	—	—	—	(25)

NET INCOME (LOSS)	$982	$(332)	$449	$378	$1,199

NET INCOME (LOSS) PER SHARE (a)
Basic	$0.49	$(0.18)	$0.22	$0.18	$0.60
Diluted	0.48	(0.18)	0.22	0.18	0.58

PERFORMANCE RATIOS
Return on Average Assets	0.55%	NM	0.24%	0.21%	0.67%
Return on Average Common Equity	9.7	NM	4.2	3.5	11.6

FULL-TIME EQUIVALENT EMPLOYEES (b)	96,938	95,812	96,633	97,224	98,518

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001	1Q 2001

REVENUE
Investment Banking Fees	(19)%	(20)%
Trading Revenue	266	(35)
Fees and Commissions	4	21
Private Equity — Realized Gains (Losses)	NM	NM
Private Equity — Unrealized Gains (Losses)	55	20
Securities Gains	(44)	(75)
Other Revenue	4	(38)

Total Noninterest Revenue	26	(21)
Interest Income	(8)	(32)
Interest Expense	(13)	(50)

Net Interest Income	(1)	21

Revenue before Provision for Loan Losses	14	(9)
Provision for Loan Losses	(49)	68

TOTAL NET REVENUE	32	(13)

EXPENSE
Compensation Expense	8	(15)
Occupancy Expense	1	(3)
Technology and Communications Expense	4	2
Merger and Restructuring Costs	(70)	(22)
Amortization of Intangibles	(63)	(61)
Other Expense	7	5

TOTAL NONINTEREST EXPENSE	(7)	(11)

Income (Loss) before Income Tax Expense and Effect of Accounting Change	NM	(21)
Income Tax Expense (Benefit)	NM	(23)

INCOME BEFORE EFFECT OF ACCOUNTING CHANGE	NM	(20)
Net Effect of Change in Accounting Principle	NM	NM

NET INCOME (LOSS)	NM	(18)

NET INCOME (LOSS) PER SHARE (a)
Basic	NM	(18)
Diluted	NM	(17)

PERFORMANCE RATIOS
Return on Average Assets	NM	(12	)bp
Return on Average Common Equity	NM	(190)

FULL-TIME EQUIVALENT EMPLOYEES (b)	1%	(2)%

Note: Prior periods have been restated to conform with current methodologies.

(a)	Basic and diluted earnings per share have been reduced by $0.01 in the first quarter of 2001 due to the impact of the adoption of SFAS 133 relating to the accounting for derivative instruments and hedging activities.

(b)	Represents actual period end amount for each respective quarter.

J.P. MORGAN CHASE & CO. LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY (in millions, except per share and ratio data)

	1QTR	4QTR		3QTR	2QTR	1QTR

	2002	2001		2001	2001	2001

OPERATING REVENUE
Investment Bank	$3,620	$3,088		$3,544	$3,716	$4,327
Treasury & Securities Services	935	941		974	964	953
Investment Management & Private Banking	741	731		741	806	822
Retail & Middle Market Financial Services	3,131	2,936		2,855	2,746	2,654
Corporate (a)	(205)	(328)		(246)	(123)	(277)

OPERATING REVENUE EXCLUDING JPMP	8,222	7,368		7,868	8,109	8,479
JPMorgan Partners	(303)	(452)		(177)	(887)	87

OPERATING REVENUE (b)	$7,919	$6,916		$7,691	$7,222	$8,566

EARNINGS
Investment Bank	$755	$367		$706	$791	$1,033
Treasury & Securities Services	141	164		178	158	168
Investment Management & Private Banking	126	97		121	120	106
Retail & Middle Market Financial Services	526	330		425	425	421
Corporate (a)	(150)	(257)		(143)	(98)	(197)

OPERATING EARNINGS EXCLUDING JPMP	1,398	701		1,287	1,396	1,531
JPMorgan Partners	(248)	(345)		(154)	(610)	(4)

OPERATING EARNINGS (b)	1,150	356		1,133	786	1,527
Special Items & Net Effect of Change in Acctng Principle	(168)	(579)		(587)	(312)	(237)
Amortization of Goodwill, Net of Taxes	—	(109)		(97)	(96)	(91)

NET INCOME (LOSS) (b)	$982	$(332)		$449	$378	$1,199

EARNINGS PER SHARE — DILUTED
OPERATING EARNINGS EXCLUDING JPMP	$0.69	$0.34		$0.63	$0.68	$0.74
Impact of JPMP	(0.12)	(0.17)		(0.08)	(0.30)	—

OPERATING EARNINGS (b)	0.57	0.17		0.55	0.38	0.74
Special Items & Net Effect of Change in Acctng Principle	(0.09)	(0.29)		(0.29)	(0.15)	(0.12)
Amortization of Goodwill, Net of Taxes	—	(0.05)		(0.04)	(0.05)	(0.04)

NET INCOME (LOSS) (b)	$0.48	$(0.18	)(c)	$0.22	$0.18	$0.58

OPERATING RETURN ON COMMON EQUITY
Investment Bank	15.9%	7.6%		15.2%	16.8%	20.8%
Treasury & Securities Services	19.1	22.6		24.3	20.7	23.5
Investment Management & Private Banking	8.4	6.2		7.7	7.5	6.4
Retail & Middle Market Financial Services	21.5	14.2		18.6	19.3	19.9
OPERATING RETURN ON COMMON EQUITY (b)	11.4	3.3		10.7	7.4	14.8

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001		1Q 2001

OPERATING REVENUE
Investment Bank	17%		(16)%
Treasury & Securities Services	(1)		(2)
Investment Management & Private Banking	1		(10)
Retail & Middle Market Financial Services	7		18
Corporate (a)	38		26

OPERATING REVENUE EXCLUDING JPMP	12		(3)
JPMorgan Partners	33		NM

OPERATING REVENUE (b)	15		(8)

EARNINGS
Investment Bank	106		(27)
Treasury & Securities Services	(14)		(16)
Investment Management & Private Banking	30		19
Retail & Middle Market Financial Services	59		25
Corporate (a)	42		24

OPERATING EARNINGS EXCLUDING JPMP	99		(9)
JPMorgan Partners	28		NM

OPERATING EARNINGS (b)	223		(25)
Special Items & Net Effect of Change in Acctng Principle	71		29
Amortization of Goodwill, Net of Taxes	NM		NM

NET INCOME (LOSS) (b)	NM		(18)

EARNINGS PER SHARE — DILUTED
OPERATING EARNINGS EXCLUDING JPMP	103		(7)
Impact of JPMP	29		NM

OPERATING EARNINGS (b)	235		(23)
Special Items & Net Effect of Change in Acctng Principle	69		25
Amortization of Goodwill, Net of Taxes	NM		NM

NET INCOME (LOSS) (b)	NM		(17)

OPERATING RETURN ON COMMON EQUITY
Investment Bank	830	bp	(490	)bp
Treasury & Securities Services	(350)		(440)
Investment Management & Private Banking	220		200
Retail & Middle Market Financial Services	730		160
OPERATING RETURN ON COMMON EQUITY (b)	810		(340)

(a)	Includes Support Units and the effects remaining at the corporate level after the implementation of management accounting policies.

(b)	Represents consolidated JPMorgan Chase.

(c)	Diluted EPS is reported as $(0.18) which is the same as basic EPS, instead of $(0.17), since using diluted average shares outstanding would cause antidilution. As a result, the net loss earnings per share does not foot by $(0.01).

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS EXCLUDING JPMORGAN PARTNERS (in millions, except per share and ratio data)

	1QTR	4QTR	3QTR	2QTR	1QTR

	2002	2001	2001	2001	2001

OPERATING REVENUE
Investment Banking Fees	$755	$932	$812	$928	$942
Trading-Related Revenue (Including Trading NII)	1,710	896	1,608	1,587	2,148
Fees and Commissions	2,466	2,297	2,289	2,403	2,069
Private Equity — Realized Gains (Losses)	3	(26)	—	10	(8)
Private Equity — Unrealized Gains (Losses)	14	—	(5)	(16)	(4)
Securities Gains	114	202	142	67	455
Other Revenue	133	157	206	285	249
Net Interest Income (Excluding Trading NII)	3,027	2,910	2,816	2,845	2,628

TOTAL OPERATING REVENUE	8,222	7,368	7,868	8,109	8,479

OPERATING EXPENSE
Compensation Expense	2,783	2,583	2,826	2,993	3,292
Noncompensation Expense	2,231	2,085	2,092	2,150	2,139

TOTAL OPERATING EXPENSE	5,014	4,668	4,918	5,143	5,431
Credit Costs	1,074	1,732	1,015	798	688

Operating Income before Taxes	2,134	968	1,935	2,168	2,360
Income Taxes	736	267	648	772	829

OPERATING EARNINGS	$1,398	$701	$1,287	$1,396	$1,531

OPERATING BASIS
Diluted Earnings per Share	$0.69	$0.34	$0.63	$0.68	$0.74
Return on Common Equity	16.2%	7.7%	14.3%	15.8%	18.0%
Overhead Ratio	61	63	63	63	64
Compensation Expense as a % of Operating Revenue	34	35	36	37	39
Noncompensation Expense as a % of Operating Revenue	27	28	27	27	25

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001		1Q 2001

OPERATING REVENUE
Investment Banking Fees	(19)%		(20)%
Trading-Related Revenue (Including Trading NII)	91		(20)
Fees and Commissions	7		19
Private Equity — Realized Gains (Losses)	NM		NM
Private Equity — Unrealized Gains (Losses)	NM		NM
Securities Gains	(44)		(75)
Other Revenue	(15)		(47)
Net Interest Income (Excluding Trading NII)	4		15

TOTAL OPERATING REVENUE	12		(3)

OPERATING EXPENSE
Compensation Expense	8		(15)
Noncompensation Expense	7		4

TOTAL OPERATING EXPENSE	7		(8)
Credit Costs	(38)		56

Operating Income before Taxes	120		(10)
Income Taxes	176		(11)

OPERATING EARNINGS	99		(9)

OPERATING BASIS
Diluted Earnings per Share	103		(7)
Return on Common Equity	850	bp	(180	)bp
Overhead Ratio	(200)		(300)
Compensation Expense as a % of Operating Revenue	(100)		(500)
Noncompensation Expense as a % of Operating Revenue	(100)		200

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

	1QTR	4QTR	3QTR	2QTR	1QTR
	2002	2001	2001	2001	2001

OPERATING REVENUE
Investment Banking Fees	$755	$931	$811	$929	$941
Trading-Related Revenue (Including Trading NII)	1,720	904	1,614	1,594	2,167
Fees and Commissions	2,493	2,340	2,297	2,422	2,082
Private Equity — Realized Gains (Losses)	(10)	81	204	(46)	412
Private Equity — Unrealized Gains (Losses)	(228)	(505)	(311)	(783)	(285)
Securities Gains	114	202	142	67	455
Other Revenue	137	138	209	280	257
Net Interest Income (Excluding Trading NII)	2,938	2,825	2,725	2,759	2,537

TOTAL OPERATING REVENUE	7,919	6,916	7,691	7,222	8,566

OPERATING EXPENSE
Compensation Expense	2,823	2,622	2,860	3,026	3,336
Noncompensation Expense	2,280	2,138	2,125	2,188	2,193

TOTAL OPERATING EXPENSE	5,103	4,760	4,985	5,214	5,529
Credit Costs	1,074	1,732	1,015	798	688

Operating Income before Taxes	1,742	424	1,691	1,210	2,349
Income Taxes	592	68	558	424	822

OPERATING EARNINGS	$1,150	$356	$1,133	$786	$1,527

OPERATING BASIS
Diluted Earnings per Share	$0.57	$0.17	$0.55	$0.38	$0.74
SVA	(59)	(915)	(136)	(481)	285
Return on Managed Assets	0.63%	0.19%	0.59%	0.42%	0.83%
Return on Common Equity	11.4	3.3	10.7	7.4	14.8
Overhead Ratio	64	69	65	72	65
Common Dividend Payout Ratio	60	199	61	89	45
Effective Tax Rate	34	16	33	35	35
Compensation Expense as a % of Operating Revenue	36	38	37	42	39
Noncompensation Expense as a % of Operating Revenue	29	31	28	30	26

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001		1Q 2001

OPERATING REVENUE
Investment Banking Fees	(19)%		(20)%
Trading-Related Revenue (Including Trading NII)	90		(21)
Fees and Commissions	7		20
Private Equity — Realized Gains (Losses)	NM		NM
Private Equity — Unrealized Gains (Losses)	55		20
Securities Gains	(44)		(75)
Other Revenue	(1)		(47)
Net Interest Income (Excluding Trading NII)	4		16

TOTAL OPERATING REVENUE	15		(8)

OPERATING EXPENSE
Compensation Expense	8		(15)
Noncompensation Expense	7		4

TOTAL OPERATING EXPENSE	7		(8)
Credit Costs	(38)		56

Operating Income before Taxes	311		(26)
Income Taxes	NM		(28)

OPERATING EARNINGS	223		(25)

OPERATING BASIS
Diluted Earnings per Share	235		(23)
SVA	94		NM
Return on Managed Assets	44	bp	(20	)bp
Return on Common Equity	810		(340)
Overhead Ratio	(500)		(100)
Common Dividend Payout Ratio	(13,900)		1,500
Effective Tax Rate	1,800		(100)
Compensation Expense as a % of Operating Revenue	(200)		(300)
Noncompensation Expense as a % of Operating Revenue	(200)		300

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

	1QTR	4QTR	3QTR	2QTR	1QTR
	2002	2001	2001	2001	2001

REVENUE
TRADING REVENUE
Reported	$1,299	$355	$1,301	$1,261	$2,001
Trading-Related NII	421	549	313	333	166

Operating	$1,720	$904	$1,614	$1,594	$2,167

CREDIT CARD REVENUE (a)
Reported	$587	$662	$548	$465	$433
Credit Card Securitizations	(91)	(153)	(100)	(38)	(49)

Operating	$496	$509	$448	$427	$384

OTHER REVENUE
Reported	$157	$151	$218	$280	$252
Credit Card Securitizations	(20)	(13)	(9)	—	5

Operating	$137	$138	$209	$280	$257

NET INTEREST INCOME
Reported	$2,927	$2,944	$2,659	$2,781	$2,418
Credit Card Securitizations	432	430	379	311	285
Trading-Related NII	(421)	(549)	(313)	(333)	(166)

Operating	$2,938	$2,825	$2,725	$2,759	$2,537

TOTAL REVENUE
Reported	$7,598	$6,652	$7,421	$6,949	$8,325
Credit Card Securitizations	321	264	270	273	241

Total Operating Revenue	$7,919	$6,916	$7,691	$7,222	$8,566

EXPENSE
Reported	$5,358	$5,752	$6,007	$5,839	$5,998
Merger and Restructuring Costs	(255)	(841)	(876)	(478)	(328)
Amortization of Goodwill	—	(151)	(146)	(147)	(141)

Operating Expense	$5,103	$4,760	$4,985	$5,214	$5,529

CREDIT COSTS
Provision for Loan Losses — Reported	$753	$1,468	$745	$525	$447
Credit Card Securitizations	321	264	270	273	241

Credit Costs — Operating	$1,074	$1,732	$1,015	$798	$688

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001	1Q 2001

REVENUE
TRADING REVENUE
Reported	266%	(35)%
Trading-Related NII	(23)	154

Operating	90	(21)

CREDIT CARD REVENUE (a)
Reported	(11)	36
Credit Card Securitizations	(41)	86

Operating	(3)	29

OTHER REVENUE
Reported	4	(38)
Credit Card Securitizations	54	NM

Operating	(1)	(47)

NET INTEREST INCOME
Reported	(1)	21
Credit Card Securitizations	—	52
Trading-Related NII	(23)	154

Operating	4	16

TOTAL REVENUE
Reported	14	(9)
Credit Card Securitizations	22	33

Total Operating Revenue	15	(8)

EXPENSE
Reported	(7)	(11)
Merger and Restructuring Costs	(70)	(22)
Amortization of Goodwill	NM	NM

Operating Expense	7	(8)

CREDIT COSTS
Provision for Loan Losses — Reported	(49)	68
Credit Card Securitizations	22	33

Credit Costs — Operating	(38)	56

(a)	Included in Fees and Commissions.

SEGMENT DETAIL

J.P. MORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratios)

	1QTR	4QTR	3QTR	2QTR	1QTR
	2002	2001	2001	2001	2001

OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Including Trading NII)	$1,696	$1,021	$1,498	$1,548	$2,093
Investment Banking Fees	741	934	806	920	939
Net Interest Income	727	793	764	714	684
Fees and Commissions	380	363	349	357	420
All Other Revenue	76	(23)	127	177	191

TOTAL OPERATING REVENUE	3,620	3,088	3,544	3,716	4,327

EXPENSE:
Compensation Expense	1,191	1,132	1,257	1,348	1,598
Noncompensation Expense	925	732	882	918	950

TOTAL OPERATING EXPENSE	2,116	1,864	2,139	2,266	2,548

Operating Margin	1,504	1,224	1,405	1,450	1,779
Credit Costs	282	617	268	167	95

Operating Income Before Taxes	1,222	607	1,137	1,283	1,684
Income Taxes	467	240	431	492	651

OPERATING EARNINGS	$755	$367	$706	$791	$1,033

Average Common Equity	$19,109	$18,790	$18,307	$18,699	$19,984
Average Assets	467,582	510,638	513,206	506,282	510,817
SVA	184	(207)	147	224	433
Return on Common Equity	15.9%	7.6%	15.2%	16.8%	20.8%
Overhead Ratio	58	60	60	61	59
Compensation Expense as a % of Operating Revenue	33	37	35	36	37
TRADING-RELATED REVENUE
Equities	$195	$67	$231	$412	$478
Fixed Income and Other	1,501	954	1,267	1,136	1,615

Total	$1,696	$1,021	$1,498	$1,548	$2,093

INVESTMENT BANKING FEES
Advisory	$191	$269	$330	$303	$344
Underwriting and Other Fees	550	665	476	617	595

Total	$741	$934	$806	$920	$939

MARKET SHARE/ RANKINGS: (a)
Global Syndicated Loans	23.8% / #1	24.4% / #1	21.8% / #1	31.0% / #1	27.3% / #1
U.S. Investment Grade Bonds	15.9% / #2	13.2% / #2	14.7% / #2	13.6% / #2	15.4% / #2
Euro-Denominated High Grade Bonds	5.8% / #4	6.1% / #6	9.5% / #1	8.2% / #2	5.5% / #5
Global Equity and Equity-Related	4.8% / #6	5.0% / #8	5.0% / #7	1.7% / #9	2.7% / #11
U.S. Equity and Equity-Related	4.3% / #7	7.8% / #5	5.5% / #7	1.8% / #8	1.1% / #9
Global Announced M&A	11.0% / #8	26.5% / #4	31.1% / #5	12.1% / #8	18.7% / #4

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001		1Q 2001

OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Including Trading NII)	66%		(19)%
Investment Banking Fees	(21)		(21)
Net Interest Income	(8)		6
Fees and Commissions	5		(10)
All Other Revenue	NM		(60)

TOTAL OPERATING REVENUE	17		(16)

EXPENSE:
Compensation Expense	5		(25)
Noncompensation Expense	26		(3)

TOTAL OPERATING EXPENSE	14		(17)

Operating Margin	23		(15)
Credit Costs	(54)		197

Operating Income Before Taxes	101		(27)
Income Taxes	95		(28)

OPERATING EARNINGS	106		(27)

Average Common Equity	2		(4)
Average Assets	(8)		(8)
SVA	189		(58)
Return on Common Equity	830	bp	(490	)bp
Overhead Ratio	(200)		(100)
Compensation Expense as a % of Operating Revenue	(400)		(400)
TRADING-RELATED REVENUE
Equities	191%		(59)%
Fixed Income and Other	57		(7)

Total	66		(19)

INVESTMENT BANKING FEES
Advisory	(29)		(44)
Underwriting and Other Fees	(17)		(8)

Total	(21)		(21)

Note: Prior periods have been restated to conform with current methodologies.

(a)  Derived from Thomson Financial Securities Data. Global announced M&A based on rank value; all others based on proceeds, with full credit to each book manager/equal if joint.

J.P. MORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios)

	1QTR	4QTR	3QTR	2QTR	1QTR
	2002	2001	2001	2001	2001

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$586	$576	$562	$576	$555
Net Interest Income	314	331	355	339	357
All Other Revenue	35	34	57	49	41

TOTAL OPERATING REVENUE	935	941	974	964	953

EXPENSE:
Compensation Expense	307	278	291	291	302
Noncompensation Expense	409	409	407	428	390

TOTAL OPERATING EXPENSE	716	687	698	719	692

Operating Margin	219	254	276	245	261
Credit Costs	1	4	1	2	1

Operating Income Before Taxes	218	250	275	243	260
Income Taxes	77	86	97	85	92

OPERATING EARNINGS	$141	$164	$178	$158	$168

Average Common Equity	$2,982	$2,862	$2,892	$3,037	$2,864
Average Assets	16,433	17,855	18,420	18,566	17,131
SVA	52	76	90	66	81
Return on Common Equity	19.1%	22.6%	24.3%	20.7%	23.5%
Overhead Ratio	77	73	72	75	73
OPERATING REVENUE BY BUSINESS:
Treasury Services	$334	$352	$345	$333	$321
Investor Services	393	393	435	429	437
Institutional Trust Services	202	191	189	197	191
Other	6	5	5	5	4

Total Treasury & Securities Services	$935	$941	$974	$964	$953

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001		1Q 2001

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	2%		6%
Net Interest Income	(5)		(12)
All Other Revenue	3		(15)

TOTAL OPERATING REVENUE	(1)		(2)

EXPENSE:
Compensation Expense	10		2
Noncompensation Expense	—		5

TOTAL OPERATING EXPENSE	4		3

Operating Margin	(14)		(16)
Credit Costs	(75)		—

Operating Income Before Taxes	(13)		(16)
Income Taxes	(10)		(16)

OPERATING EARNINGS	(14)		(16)

Average Common Equity	4		4
Average Assets	(8)		(4)
SVA	(32)		(36)
Return on Common Equity	(350	)bp	(440	)bp
Overhead Ratio	400		400
OPERATING REVENUE BY BUSINESS:
Treasury Services	(5)%		4%
Investor Services	—		(10)
Institutional Trust Services	6		6
Other	20		50

Total Treasury & Securities Services	(1)		(2)

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING FINANCIAL HIGHLIGHTS (in millions, except ratios)

	1QTR			4QTR	3QTR	2QTR	1QTR
	2002			2001	2001	2001	2001

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$568			$559	$562	$595	$599
Net Interest Income	111			134	128	139	146
All Other Revenue	62			38	51	72	77

TOTAL OPERATING REVENUE	741			731	741	806	822

EXPENSE:
Compensation Expense	277			283	297	334	374
Noncompensation Expense	280			301	284	314	316

TOTAL OPERATING EXPENSE	557			584	581	648	690

Operating Margin	184			147	160	158	132
Credit Costs	23			31	3	3	(1)

Operating Income Before Taxes	161			116	157	155	133
Income Taxes	35			19	36	35	27

OPERATING EARNINGS	$126			$97	$121	$120	$106

Average Common Equity	$6,027			$6,072	$6,136	$6,297	$6,520
Average Assets	35,180			34,110	34,570	34,021	35,774
SVA	(54)			(89)	(67)	(71)	(90)
Return on Common Equity	8.4%			6.2%	7.7%	7.5%	6.4%
Overhead Ratio	75			80	78	80	84

(in billions)
ASSETS UNDER MANAGEMENT (a)	$583	(b	)	$605	$584	$611	$608
Private Banking	141	(b	)	141	137	144	146
Institutional	373	(b	)	404	390	406	404
Retail	69	(b	)	60	57	61	58
ASSETS UNDER MANAGEMENT	$583	(b	)	$605	$584	$611	$608
Americas	419	(b	)	441	423	433	429
Europe and Asia	164	(b	)	164	161	178	179
ASSETS UNDER MANAGEMENT	$583	(b	)	$605	$584	$611	$608
Fixed Income and Cash	313	(b	)	329	314	308	310
Equities and Other	270	(b	)	276	270	303	298
CLIENT POSITIONS (c)
Private Banking	$278	(b	)	$302	$302	$316	$320

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001		1Q 2001

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	2%		(5)%
Net Interest Income	(17)		(24)
All Other Revenue	63		(19)

TOTAL OPERATING REVENUE	1		(10)

EXPENSE:
Compensation Expense	(2)		(26)
Noncompensation Expense	(7)		(11)

TOTAL OPERATING EXPENSE	(5)		(19)

Operating Margin	25		39
Credit Costs	(26)		NM

Operating Income Before Taxes	39		21
Income Taxes	84		30

OPERATING EARNINGS	30		19

Average Common Equity	(1)		(8)
Average Assets	3		(2)
SVA	39		40
Return on Common Equity	220	bp	200	bp
Overhead Ratio	(500)		(900)

(in billions)
ASSETS UNDER MANAGEMENT (a)	(4)%		(4)%
Private Banking	—		(3)
Institutional	(8)		(8)
Retail	15		19
ASSETS UNDER MANAGEMENT	(4)		(4)
Americas	(5)		(2)
Europe and Asia	—		(8)
ASSETS UNDER MANAGEMENT	(4)		(4)
Fixed Income and Cash	(5)		1
Equities and Other	(2)		(9)
CLIENT POSITIONS (c)
Private Banking	(8)		(13)

Note: Prior periods have been restated to conform with current methodologies.

(a)	Assets under management represent assets actively managed by Investment Management & Private Banking on behalf of institutional and Private Banking clients. Excludes assets managed at American Century Companies Inc.

(b)	Estimated

(c)	Client Positions represent assets under management as well as custody, restricted stock, deposit, brokerage and loan accounts.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS FINANCIAL HIGHLIGHTS (in millions, except ratios)

	1QTR	4QTR	3QTR	2QTR	1QTR
	2002	2001	2001	2001	2001

OPERATING INCOME STATEMENT
REVENUE:
Private Equity:
Realized Gains (Losses)	$(13)	$107	$204	$(56)	$420
Unrealized Gains (Losses)	(242)	(505)	(306)	(767)	(281)

Total Private Equity Gains (Losses)	(255)	(398)	(102)	(823)	139
Net Interest Income (Loss)	(89)	(85)	(91)	(86)	(91)
Fees and Other Revenue	41	31	16	22	39

TOTAL OPERATING REVENUE	(303)	(452)	(177)	(887)	87

EXPENSE:
Compensation Expense	40	39	34	33	44
Noncompensation Expense	49	53	33	38	54

TOTAL OPERATING EXPENSE	89	92	67	71	98

Operating Margin	(392)	(544)	(244)	(958)	(11)
Credit Costs	—	—	—	—	—

Operating Income (Loss) Before Taxes	(392)	(544)	(244)	(958)	(11)
Income Taxes (Benefit)	(144)	(199)	(90)	(348)	(7)

OPERATING EARNINGS (LOSS)	$(248)	$(345)	$(154)	$(610)	$(4)

Average Common Equity	$5,708	$6,131	$6,120	$6,601	$7,138
Average Assets	10,599	11,717	11,357	12,235	13,653
SVA	(461)	(579)	(387)	(860)	(271)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001	1Q 2001

OPERATING INCOME STATEMENT
REVENUE:
Private Equity:
Realized Gains (Losses)	NM	NM
Unrealized Gains (Losses)	52%	14%

Total Private Equity Gains (Losses)	36	NM
Net Interest Income (Loss)	(5)	2
Fees and Other Revenue	32	5

TOTAL OPERATING REVENUE	33	NM

EXPENSE:
Compensation Expense	3	(9)
Noncompensation Expense	(8)	(9)

TOTAL OPERATING EXPENSE	(3)	(9)

Operating Margin	28	NM
Credit Costs	NM	NM

Operating Income (Loss) Before Taxes	28	NM
Income Taxes (Benefit)	28	NM

OPERATING EARNINGS (LOSS)	28	NM

Average Common Equity	(7)	(20)
Average Assets	(10)	(22)
SVA	20	(70)

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS INVESTMENT PORTFOLIO – PRIVATE AND PUBLIC SECURITIES (in millions, except ratios)

	Mar 31st	Dec 31st	Sep 30th	Jun 30th	Mar 31st
	2002	2001	2001	2001	2001

PORTFOLIO INFORMATION

Public Securities (144 companies) (a) (b)
Carrying Value	$705	$998	$1,149	$1,680	$1,611
Cost	809	802	829	974	1,018
Private Direct Securities (934 companies) (b)
Carrying Value	6,054	6,289	6,371	6,089	7,144
Cost	7,317	7,544	7,322	6,998	7,318
Private Fund Investments (325 funds) (b)
Carrying Value	1,794	1,910	2,108	2,086	2,122
Cost	2,119	2,182	2,217	2,201	2,141

Total Investment Portfolio — Carrying Value	$8,553	$9,197	$9,628	$9,855	$10,877

Total Investment Portfolio — Cost	$10,245	$10,528	$10,368	$10,173	$10,477

[Additional columns below]
[Continued from above table, first column(s) repeated]

	Mar 31, 2002

	Over (Under)

	Dec 31, 01	Mar 31, 01

PORTFOLIO INFORMATION

Public Securities (144 companies) (a) (b)
Carrying Value	(29)%	(56)%
Cost	1	(21)
Private Direct Securities (934 companies) (b)
Carrying Value	(4)	(15)
Cost	(3)	—
Private Fund Investments (325 funds) (b)
Carrying Value	(6)	(15)
Cost	(3)	(1)

Total Investment Portfolio — Carrying Value	(7)	(21)

Total Investment Portfolio — Cost	(3)	(2)

Public Securities Investments at March 31, 2002
(dollars and shares in millions)

			Quoted
			Public
	Symbol	Shares	Value	Cost

Triton PCS Holdings, Inc.	TPC	16.0	$163	$70
Encore Acquisition Company	EAC	4.9	72	34
Guitar Center, Inc.	GTRC	4.0	69	42
Fisher Scientific International Inc.	FSH	2.4	66	21
AT&T Wireless Services, Inc. (c)	AWE	7.0	62	5
1-800-FLOWERS.COM, Inc.	FLWS	3.9	53	14
dj Orthopedics, Inc.	DJO	5.9	47	54
Crown Media Holdings, Inc.	CRWN	2.7	34	40
United Auto Group, Inc.	UAG	1.5	33	18
American Tower Corporation	AMT	5.9	32	19

Top Ten Public Securities			$631	$317
Other Public Securities (134 companies)			350	492

Total Public Securities (144 companies)			$981	$809

(a)	Publicly traded positions only.
(b)	Represents the number of companies and funds at March 31, 2002.
(c)	Does not include 3.3 million shares held directly by the holding company, received upon a distribution from JPMP.

J.P. MORGAN CHASE & CO. RETAIL & MIDDLE MARKET FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios)

	1QTR	4QTR	3QTR	2QTR	1QTR
	2002	2001	2001	2001	2001

OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	$2,033	$1,851	$1,810	$1,747	$1,662
Fees and Commissions	919	792	802	860	487
Securities Gains	(13)	61	1	—	316
All Other Revenue	192	232	242	139	189

TOTAL OPERATING REVENUE	3,131	2,936	2,855	2,746	2,654

EXPENSE:
Compensation Expense	655	605	620	600	568
Noncompensation Expense	900	892	833	827	808

TOTAL OPERATING EXPENSE	1,555	1,497	1,453	1,427	1,376

Operating Margin	1,576	1,439	1,402	1,319	1,278
Credit Costs	726	925	722	628	597

Operating Income Before Taxes	850	514	680	691	681
Income Taxes	324	184	255	266	260

OPERATING EARNINGS	$526	$330	$425	$425	$421

Average Common Equity	$9,833	$9,171	$9,005	$8,766	$8,520
Average Managed Assets (a)	179,275	169,335	167,349	167,356	159,992
SVA	231	50	150	159	165
Return on Common Equity	21.5%	14.2%	18.6%	19.3%	19.9%
Overhead Ratio	50	51	51	52	52

RETAIL & MIDDLE MARKET FINANCIAL SERVICES’ BUSINESSES
CARDMEMBER SERVICES:
Operating Revenues	$1,353	$1,261	$1,148	$1,072	$1,000
Operating Earnings	147	179	132	116	98
HOME FINANCE:
Operating Revenues	$522	$436	$460	$406	$357
Operating Earnings	132	85	118	95	88
REGIONAL BANKING GROUP:
Operating Revenues	$731	$745	$775	$793	$803
Operating Earnings	125	112	127	132	142
MIDDLE MARKETS:
Operating Revenues	$334	$312	$320	$319	$328
Operating Earnings	84	66	75	61	68
AUTO FINANCE:
Operating Revenues	$171	$164	$140	$136	$112
Operating Earnings	32	37	34	37	23

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001		1Q 2001

OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	10%		22%
Fees and Commissions	16		89
Securities Gains	NM		NM
All Other Revenue	(17)		2

TOTAL OPERATING REVENUE	7		18

EXPENSE:
Compensation Expense	8		15
Noncompensation Expense	1		11

TOTAL OPERATING EXPENSE	4		13

Operating Margin	10		23
Credit Costs	(22)		22

Operating Income Before Taxes	65		25
Income Taxes	76		25

OPERATING EARNINGS	59		25

Average Common Equity	7		15
Average Managed Assets (a)	6		12
SVA	362		40
Return on Common Equity	730	bp	160	bp
Overhead Ratio	(100)		(200)

RETAIL & MIDDLE MARKET FINANCIAL SERVICES’ BUSINESSES
CARDMEMBER SERVICES:
Operating Revenues	7%		35%
Operating Earnings	(18)		50
HOME FINANCE:
Operating Revenues	20		46
Operating Earnings	55		50
REGIONAL BANKING GROUP:
Operating Revenues	(2)		(9)
Operating Earnings	12		(12)
MIDDLE MARKETS:
Operating Revenues	7		2
Operating Earnings	27		24
AUTO FINANCE:
Operating Revenues	4		53
Operating Earnings	(14)		39

Note: Prior periods have been restated to conform with current methodologies.

(a)  Excludes the impact of credit card securitizations.

SUPPLEMENTAL DETAIL

J.P. MORGAN CHASE & CO.
NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL ON A REPORTED BASIS
(in millions)

	1QTR	4QTR	3QTR	2QTR	1QTR

	2002	2001	2001	2001	2001

NONINTEREST REVENUE
Investment Banking Fees:
Advisory	$191	$271	$329	$308	$340
Underwriting and Other Fees	564	660	482	621	601

Total	$755	$931	$811	$929	$941

Trading-Related Revenue: (a)
Equities	$223	$101	$251	$450	$505
Fixed Income and Other	1,497	803	1,363	1,144	1,662

Total	$1,720	$904	$1,614	$1,594	$2,167

Fees and Commissions:
Investment Management, Custody and Processing Services	$992	$987	$960	$988	$1,016
Credit Card Revenue	587	662	548	465	433
Brokerage and Investment Services	304	305	268	308	363
Mortgage Servicing Fees, Net of Amortization and Writedowns	48	(81)	9	75	(233)
Other Lending-Related Service Fees	130	118	125	122	130
Deposit Service Charges	290	277	262	258	226
Other Fees	233	225	225	244	196

Total	$2,584	$2,493	$2,397	$2,460	$2,131

Other Revenue:
Residential Mortgage Origination/Sales Activities	$100	$162	$157	$152	$105
All Other Revenue	57	(11)	61	128	147

Total	$157	$151	$218	$280	$252

NONINTEREST EXPENSE
Other Expense:
Professional Services	$307	$289	$267	$288	$295
Outside Services	249	213	232	220	223
Marketing	146	179	137	144	141
Travel and Entertainment	101	78	116	137	122
All Other	405	369	335	362	374

Total	$1,208	$1,128	$1,087	$1,151	$1,155

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001	1Q 2001

NONINTEREST REVENUE
Investment Banking Fees:
Advisory	(30)%	(44)%
Underwriting and Other Fees	(15)	(6)
Total	(19)	(20)

Trading-Related Revenue: (a)
Equities	121	(56)
Fixed Income and Other	86	(10)
Total	90	(21)

Fees and Commissions:
Investment Management, Custody and Processing Services	1	(2)
Credit Card Revenue	(11)	36
Brokerage and Investment Services	—	(16)
Mortgage Servicing Fees, Net of Amortization and Writedowns	NM	NM
Other Lending-Related Service Fees	10	—
Deposit Service Charges	5	28
Other Fees	4	19
Total	4	21

Other Revenue:
Residential Mortgage Origination/Sales Activities	(38)	(5)
All Other Revenue	NM	(61)
Total	4	(38)

NONINTEREST EXPENSE
Other Expense:
Professional Services	6	4
Outside Services	17	12
Marketing	(18)	4
Travel and Entertainment	29	(17)
All Other	10	8
Total	7	5

(a)	Includes trading-related net interest income.

J.P. MORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEET
(in millions)

	Mar 31st	Dec 31st	Sep 30th	Jun 30th	Mar 31st
	2002	2001	2001	2001	2001

ASSETS
Cash and Due from Banks	$22,637	$22,600	$22,299	$24,219	$22,371
Deposits with Banks	9,691	12,743	9,341	11,903	7,979
Federal Funds Sold and Securities Purchased under Resale Agreements	76,719	63,727	78,997	61,308	71,147
Securities Borrowed	40,880	36,580	37,499	38,296	37,264
Trading Assets:
Debt and Equity Instruments	144,992	118,248	165,143	139,135	138,270
Derivative Receivables	63,224	71,157	85,407	68,910	78,907
Securities	61,225	59,760	66,468	68,488	69,731
Loans (Net of Allowance for Loan Losses)	209,541	212,920	219,411	216,245	213,116
Goodwill	7,924	8,205	8,346	8,509	8,667
Other Intangibles:
Mortgage Servicing Rights	6,918	6,579	5,731	7,073	6,062
Purchased Credit Card Relationships	1,508	519	542	568	574
All Other Intangibles	327	44	64	74	48
Private Equity Investments	8,553	9,197	9,628	9,855	10,877
Other Assets	58,369	71,296	90,424	58,119	48,611

TOTAL ASSETS	$712,508	$693,575	$799,300	$712,702	$713,624

LIABILITIES
Deposits:
Noninterest-Bearing	$72,659	$76,974	$72,734	$64,231	$59,686
Interest-Bearing	209,378	216,676	208,870	212,573	212,886

Total Deposits	282,037	293,650	281,604	276,804	272,572
Federal Funds Purchased and Securities Sold under Repurchase Agreements	152,837	128,445	181,775	155,062	145,703
Commercial Paper	23,726	18,510	19,299	19,985	16,281
Other Borrowed Funds	16,968	10,835	21,941	18,418	28,716
Trading Liabilities:
Debt and Equity Instruments	71,141	52,988	58,594	53,571	52,501
Derivative Payables	44,997	56,063	70,817	62,373	73,312
Accounts Payable, Accrued Expenses and Other Liabilities (Including the Allowance for Credit Losses)	36,910	47,813	75,231	38,157	33,575
Long-Term Debt	37,322	39,183	42,315	40,917	42,609
Guaranteed Preferred Beneficial Interests in the Firm’s Junior Subordinated Deferrable Interest Debentures	5,439	4,439	4,439	4,439	4,439

TOTAL LIABILITIES	671,377	651,926	756,015	669,726	669,708

PREFERRED STOCK OF SUBSIDIARY	—	550	550	550	550

STOCKHOLDERS’ EQUITY
Preferred Stock	1,009	1,009	1,009	1,025	1,362
Common Stock	2,016	1,997	1,993	1,990	1,984
Capital Surplus	12,783	12,495	12,244	12,000	11,663
Retained Earnings	27,278	26,993	28,021	28,265	28,592
Accumulated Other Comprehensive Income (Loss)	(909)	(442)	267	(834)	(214)
Treasury Stock, at Cost	(1,046)	(953)	(799)	(20)	(21)

TOTAL STOCKHOLDERS’ EQUITY	41,131	41,099	42,735	42,426	43,366

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$712,508	$693,575	$799,300	$712,702	$713,624

	Mar 31, 2002
	Over (Under)

	Dec 31, 01	Mar 31, 01

ASSETS
Cash and Due from Banks	—%	1%
Deposits with Banks	(24)	21
Federal Funds Sold and Securities Purchased under Resale Agreements	20	8
Securities Borrowed	12	10
Trading Assets:
Debt and Equity Instruments	23	5
Derivative Receivables	(11)	(20)
Securities	2	(12)
Loans (Net of Allowance for Loan Losses)	(2)	(2)
Goodwill	(3)	(9)
Other Intangibles:
Mortgage Servicing Rights	5	14
Purchased Credit Card Relationships	191	163
All Other Intangibles	NM	NM
Private Equity Investments	(7)	(21)
Other Assets	(18)	20
TOTAL ASSETS	3	—

LIABILITIES
Deposits:
Noninterest-Bearing	(6)	22
Interest-Bearing	(3)	(2)
Total Deposits	(4)	3
Federal Funds Purchased and Securities Sold under Repurchase Agreements	19	5
Commercial Paper	28	46
Other Borrowed Funds	57	(41)
Trading Liabilities:
Debt and Equity Instruments	34	36
Derivative Payables	(20)	(39)
Accounts Payable, Accrued Expenses and Other Liabilities (Including the Allowance for Credit Losses)	(23)	10
Long-Term Debt	(5)	(12)
Guaranteed Preferred Beneficial Interests in the Firm’s Junior Subordinated Deferrable Interest Debentures	23	23
TOTAL LIABILITIES	3	—

PREFERRED STOCK OF SUBSIDIARY	NM	NM

STOCKHOLDERS’ EQUITY
Preferred Stock	—	(26)
Common Stock	1	2
Capital Surplus	2	10
Retained Earnings	1	(5)
Accumulated Other Comprehensive Income (Loss)	(106)	(325)
Treasury Stock, at Cost	10	NM
TOTAL STOCKHOLDERS’ EQUITY	—	(5)
TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	3	—

J.P. MORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS
(in millions, except rates)

	1QTR	4QTR	3QTR	2QTR	1QTR
	2002	2001	2001	2001	2001

AVERAGE BALANCES
ASSETS
Deposits with Banks	$12,326	$10,810	$8,583	$9,535	$7,517
Federal Funds Sold and Securities Purchased under Resale Agreements	81,004	85,582	80,396	86,556	82,836
Securities and Trading Assets	180,951	188,988	200,161	194,736	200,872
Securities Borrowed	41,739	39,213	38,122	38,006	37,261
Loans	217,847	218,625	224,125	217,447	219,133

Total Interest-Earning Assets	533,867	543,218	551,387	546,280	547,619
Noninterest-Earning Assets	184,779	196,557	185,891	189,488	183,339

TOTAL ASSETS	$718,646	$739,775	$737,278	$735,768	$730,958

LIABILITIES
Interest-Bearing Deposits	$218,049	$223,314	$207,430	$215,987	$216,749
Federal Funds Purchased and Securities Sold under Repurchase Agreements	153,662	164,714	170,708	167,126	152,675
Commercial Paper	18,901	17,134	21,307	17,818	17,963
Other Borrowings (a)	67,408	55,388	67,218	63,038	70,606
Long-Term Debt	43,046	44,964	44,788	45,173	47,445

Total Interest-Bearing Liabilities	501,066	505,514	511,451	509,142	505,438
Noninterest-Bearing Liabilities	175,800	191,098	182,757	183,118	182,218

TOTAL LIABILITIES	676,866	696,612	694,208	692,260	687,656

PREFERRED STOCK OF SUBSIDIARY	354	550	550	550	550

Preferred Stock	1,009	1,009	1,017	1,239	1,487
Common Stockholders’ Equity	40,417	41,604	41,503	41,719	41,265

TOTAL STOCKHOLDERS’ EQUITY	41,426	42,613	42,520	42,958	42,752

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$718,646	$739,775	$737,278	$735,768	$730,958

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	2.96%	3.76%	4.64%	4.65%	7.51%
Federal Funds Sold and Securities Purchased under Resale Agreements	2.45	3.18	4.19	4.98	5.86
Securities and Trading Assets	5.35	5.40	5.51	5.90	5.86
Securities Borrowed	1.77	2.00	3.17	3.66	5.37
Loans	5.87	5.97	6.54	7.55	8.27
Total Interest-Earning Assets	4.79	5.00	5.56	6.23	6.81
INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	2.49	2.52	3.48	3.94	4.93
Federal Funds Purchased and Securities Sold under Repurchase Agreements	2.07	2.63	3.81	4.29	5.67
Commercial Paper	1.76	2.30	3.53	4.39	5.98
Other Borrowings	4.81	6.17	5.31	6.04	5.64
Long-Term Debt	3.35	3.58	4.43	5.63	6.36
Total Interest-Bearing Liabilities	2.72	3.04	3.92	4.48	5.43
TOTAL INVESTABLE FUNDS	2.55	2.83	3.63	4.17	5.01

INTEREST RATE SPREAD	2.07%	1.96%	1.64%	1.75%	1.38%

NET INTEREST MARGIN	2.24%	2.17%	1.93%	2.06%	1.80%

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.47%	2.39%	2.13%	2.22%	1.96%

	1QTR 2002
	Over (Under)

	4Q 2001	1Q 2001

AVERAGE BALANCES
ASSETS
Deposits with Banks	14%	64%
Federal Funds Sold and Securities Purchased under Resale Agreements	(5)	(2)
Securities and Trading Assets	(4)	(10)
Securities Borrowed	6	12
Loans	—	(1)
Total Interest-Earning Assets	(2)	(3)
Noninterest-Earning Assets	(6)	1
TOTAL ASSETS	(3)	(2)

LIABILITIES
Interest-Bearing Deposits	(2)	1
Federal Funds Purchased and Securities Sold under Repurchase Agreements	(7)	1
Commercial Paper	10	5
Other Borrowings (a)	22	(5)
Long-Term Debt	(4)	(9)
Total Interest-Bearing Liabilities	(1)	(1)
Noninterest-Bearing Liabilities	(8)	(4)
TOTAL LIABILITIES	(3)	(2)
PREFERRED STOCK OF SUBSIDIARY	(36)	(36)
Preferred Stock	—	(32)
Common Stockholders’ Equity	(3)	(2)
TOTAL STOCKHOLDERS’ EQUITY	(3)	(3)
TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	(3)	(2)

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	(80) bp	(455) bp
Federal Funds Sold and Securities Purchased under Resale Agreements	(73)	(341)
Securities and Trading Assets	(5)	(51)
Securities Borrowed	(23)	(360)
Loans	(10)	(240)
Total Interest-Earning Assets	(21)	(202)

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	(3)	(244)
Federal Funds Purchased and Securities Sold under Repurchase Agreements	(56)	(360)
Commercial Paper	(54)	(422)
Other Borrowings	(136)	(83)
Long-Term Debt	(23)	(301)
Total Interest-Bearing Liabilities	(32)	(271)
TOTAL INVESTABLE FUNDS	(28)	(246)

INTEREST RATE SPREAD	11	69

NET INTEREST MARGIN	7	44

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	8	51

(a)	Includes securities sold but not yet purchased, structured notes and trust preferred notes.

J.P. MORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions, except ratios)

	Mar 31st	Dec 31st	Sep 30th	Jun 30th	Mar 31st
	2002	2001	2001	2001	2001

CREDIT-RELATED ASSETS
COMMERCIAL LOANS
Domestic Commercial	$64,068	$66,436	$77,712	$74,563	$73,046
Foreign Commercial	37,684	38,428	38,866	38,227	40,171

Total Commercial Loans	101,752	104,864	116,578	112,790	113,217
Derivative and FX Contracts	63,224	71,157	85,407	68,910	78,907

TOTAL COMMERCIAL CREDIT-RELATED	164,976	176,021	201,985	181,700	192,124

CONSUMER LOANS
Credit Card — Reported	24,746	19,387	19,255	19,531	19,835
Credit Card — Securitizations	23,225	21,424	18,724	17,753	16,625

Credit Card — Managed	47,971	40,811	37,979	37,284	36,460
1-4 Family Residential Mortgages	54,460	59,430	55,160	56,743	54,143
Auto Financings	26,002	25,667	24,448	23,322	21,457
Other Consumer (a)	7,586	8,096	7,844	7,532	8,136

TOTAL MANAGED CONSUMER LOANS	136,019	134,004	125,431	124,881	120,196

TOTAL MANAGED CREDIT-RELATED ASSETS	$300,995	$310,025	$327,416	$306,581	$312,320

NONPERFORMING ASSETS AND RATIOS
COMMERCIAL LOANS
Domestic Commercial	$1,399	$1,275	$1,438	$1,528	$1,209
Foreign Commercial	960	722	580	362	428

Total Commercial Loans	2,359	1,997	2,018	1,890	1,637
Derivative and FX Contracts	155	170	46	88	109

TOTAL	2,514	2,167	2,064	1,978	1,746

CONSUMER LOANS
Credit Card — Reported	19	22	23	25	24
Credit Card — Securitizations	—	—	—	—	—

Credit Card — Managed	19	22	23	25	24
1-4 Family Residential Mortgages	351	280	273	263	254
Auto Financings	98	118	110	97	84
Other Consumer (a)	66	79	53	16	15

Total Consumer Loans	534	499	459	401	377

TOTAL	3,048	2,666	2,523	2,379	2,123
Assets Acquired in Loan Satisfactions	130	124	123	119	111

TOTAL	3,178	2,790	2,646	2,498	2,234
Other Receivables (b)	1,130	1,130	—	—	—

TOTAL NONPERFORMING ASSETS	$4,308 (c)	$3,920	$2,646	$2,498	$2,234

TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS	0.60%	0.57%	0.33%	0.35%	0.31%

PAST DUE 90 DAYS AND OVER AND ACCRUING
COMMERCIAL LOANS
Domestic Commercial	$42	$30	$19	$48	$114
Foreign Commercial	10	5	44	34	—

TOTAL COMMERCIAL CREDIT-RELATED	52	35	63	82	114

CONSUMER LOANS
Credit Card — Reported	619	449	394	326	352
Credit Card — Securitizations	478	457	348	374	374

Credit Card — Managed	1,097	906	742	700	726
1-4 Family Residential Mortgages	—	—	—	—	3
Auto Financings	—	1	1	1	1
Other Consumer	45	36	28	66	69

TOTAL CONSUMER LOANS	1,142	943	771	767	799

TOTAL CR.-REL. ACCRUING ASSETS
PAST DUE 90 DAYS	$1,194	$978	$834	$849	$913

	Mar 31, 2002
	Over (Under)

	Dec 31, 01	Mar 31, 01

CREDIT-RELATED ASSETS
COMMERCIAL LOANS
Domestic Commercial	(4)%	(12)%
Foreign Commercial	(2)	(6)
Total Commercial Loans	(3)	(10)
Derivative and FX Contracts	(11)	(20)
TOTAL COMMERCIAL CREDIT-RELATED	(6)	(14)

CONSUMER LOANS
Credit Card — Reported	28	25
Credit Card — Securitizations	8	40
Credit Card — Managed	18	32
1-4 Family Residential Mortgages	(8)	1
Auto Financings	1	21
Other Consumer (a)	(6)	(7)
TOTAL MANAGED CONSUMER LOANS	2	13
TOTAL MANAGED CREDIT-RELATED ASSETS	(3)	(4)

NONPERFORMING ASSETS AND RATIOS
COMMERCIAL LOANS
Domestic Commercial	10	16
Foreign Commercial	33	124
Total Commercial Loans	18	44
Derivative and FX Contracts	(9)	42
TOTAL	16	44

CONSUMER LOANS
Credit Card — Reported	(14)	(21)
Credit Card — Securitizations	NM	NM
Credit Card — Managed	(14)	(21)
1-4 Family Residential Mortgages	25	38
Auto Financings	(17)	17
Other Consumer (a)	(16)	340
Total Consumer Loans	7	42
TOTAL	14	44
Assets Acquired in Loan Satisfactions	5	17
TOTAL	14	42
Other Receivables (b)	—	NM
TOTAL NONPERFORMING ASSETS	10	93
TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS	3 bp	29 bp

PAST DUE 90 DAYS AND OVER AND ACCRUING
COMMERCIAL LOANS
Domestic Commercial	40%	(63)%
Foreign Commercial	100	NM
TOTAL COMMERCIAL CREDIT-RELATED	49	(54)

CONSUMER LOANS
Credit Card — Reported	38	76
Credit Card — Securitizations	5	28
Credit Card — Managed	21	51
1-4 Family Residential Mortgages	NM	NM
Auto Financings	NM	NM
Other Consumer	25	(35)
TOTAL CONSUMER LOANS	21	43
TOTAL CR.-REL. ACCRUING ASSETS
PAST DUE 90 DAYS	22	31

(a)	Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and foreign consumer loans.
(b)	This amount relates to the Enron-related surety receivables and letter of credit, which are the subject of litigation with credit-worthy entities.
(c)	Nonperforming assets have not been reduced for credit protection (single name credit default swaps and collateralized loan obligations) aggregating $42 million related to nonperforming counterparties.

J.P. MORGAN CHASE & CO.
CREDIT-RELATED INFORMATION (CONT.)

(in millions, except ratios)

	1QTR	4QTR	3QTR	2QTR	1QTR
	2002	2001	2001	2001	2001

NET CHARGE-OFFS
COMMERCIAL LOANS
Domestic Commercial	$207	$388	$126	$177	$126
Foreign Commercial	113	45	63	35	22

TOTAL COMMERCIAL LOANS	320	433	189	212	148

CONSUMER LOANS
Credit Card — Reported	337	274	264	234	218
Credit Card — Securitizations	321	264	270	273	241

Credit Card — Managed	658	538	534	507	459
1-4 Family Residential Mortgages	13	18	15	7	10
Auto Financings	38	50	32	26	29
Other Consumer	45	43	45	46	42

TOTAL CONSUMER LOANS	754	649	626	586	540

TOTAL MANAGED NET CHARGE-OFFS	$1,074	$1,082	$815	$798	$688

NET CHARGE-OFF RATES — ANNUALIZED
COMMERCIAL LOANS
Domestic Commercial	1.24%	2.04%	0.59%	0.90%	0.62%
Foreign Commercial	1.34	0.53	0.79	0.46	0.24
TOTAL COMMERCIAL LOANS	1.27	1.58	0.65	0.77	0.50

CONSUMER LOANS
Credit Card — Reported	5.78	5.74	5.47	4.69	4.44
Credit Card — Securitizations	5.98	5.23	5.82	6.55	5.77
Credit Card — Managed	5.87	5.48	5.64	5.54	5.05
1-4 Family Residential Mortgages	0.09	0.12	0.10	0.05	0.08
Auto Financings	0.58	0.79	0.53	0.46	0.56
Other Consumer	2.16	2.12	2.33	2.30	1.91
TOTAL CONSUMER LOANS	2.22	1.98	1.96	1.89	1.83
TOTAL MANAGED NET CHARGE-OFF RATES	1.82	1.80	1.33	1.37	1.17

ALLOWANCE FOR LOAN LOSSES AND RATIOS
Allowance for Loan Losses (a)	$5,005	$4,524	$3,874	$3,673	$3,672
To Total Loans	2.33%	2.08%	1.74%	1.67%	1.69%
To Total Nonperforming Loans	173	181	156	160	182
To Total Nonperforming Assets	116	115	146	147	164

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001		1Q 2001

NET CHARGE-OFFS
COMMERCIAL LOANS
Domestic Commercial	(47)%		64%
Foreign Commercial	151		414
TOTAL COMMERCIAL LOANS	(26)		116

CONSUMER LOANS
Credit Card — Reported	23		55
Credit Card — Securitizations	22		33
Credit Card — Managed	22		43
1-4 Family Residential Mortgages	(28)		30
Auto Financings	(24)		31
Other Consumer	5		7
TOTAL CONSUMER LOANS	16		40
TOTAL MANAGED NET CHARGE-OFFS	(1)		56

NET CHARGE-OFF RATES — ANNUALIZED
COMMERCIAL LOANS
Domestic Commercial	(80	)bp	62	bp
Foreign Commercial	81		110
TOTAL COMMERCIAL LOANS	(31)		77

CONSUMER LOANS
Credit Card — Reported	4		134
Credit Card — Securitizations	75		21
Credit Card — Managed	39		82
1-4 Family Residential Mortgages	(3)		1
Auto Financings	(21)		2
Other Consumer	4		25
TOTAL CONSUMER LOANS	24		39
TOTAL MANAGED NET CHARGE-OFF RATES	2		65

ALLOWANCE FOR LOAN LOSSES AND RATIOS
Allowance for Loan Losses (a)	11%		36%
To Total Loans	25	bp	64	bp
To Total Nonperforming Loans	(800)		(900)
To Total Nonperforming Assets	100		(4,800)

(a)	Represents period end balances for each respective quarter.

J.P. MORGAN CHASE & CO.
CAPITAL

	1QTR		4QTR	3QTR	2QTR	1QTR
	2002		2001	2001	2001	2001

SOURCES AND USES OF TIER 1 CAPITAL
(in billions)
Sources of Free Cash Flow
Operating Earnings Less Dividends	$0.5	(a)	$(0.3)	$0.4	$0.1	$0.8
Plus: Preferred Stock and Equivalents/Other Items	0.2	(a)	(0.8)	(0.6)	(0.8)	0.1
Less: Capital for Internal Asset Growth	—	(a)	1.4	(1.3)	(0.5)	(0.5)

Total Sources of Free Cash Flow	$0.7		$0.3	$(1.5)	$(1.2)	$0.4

Uses of Free Cash Flow
Increases (Decreases) in Capital Ratios	$0.9	(a)	$0.4	$(2.0)	$(0.9)	$1.0
Acquisitions	—	(a)	—	—	—	0.1
Repurchases Net of Stock Issuances	(0.2	) (a)	(0.1)	0.5	(0.3)	(0.7)

Total Uses of Free Cash Flow	$0.7		$0.3	$(1.5)	$(1.2)	$0.4

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted-Average Shares Outstanding	1,978.2		1,969.6	1,975.3	1,978.4	1,966.6
Diluted Weighted-Average Shares Outstanding	2,005.8		2,007.4	2,020.9	2,033.6	2,032.2
Common Shares Outstanding — at Period End	1,990.2		1,973.4	1,972.9	1,989.2	1,984.2

CASH DIVIDENDS DECLARED PER SHARE	$0.34		$0.34	$0.34	$0.34	$0.34
BOOK VALUE PER SHARE	20.16		20.32	21.15	20.81	21.17

SHARE PRICE
High	$39.68		$40.95	$46.01	$50.60	$59.19
Low	26.70		31.30	29.04	39.21	37.58
Close	35.65		36.35	34.15	44.60	44.90

CAPITAL RATIOS
Tier I Capital Ratio	8.5	% (a)	8.3%	8.2%	8.7%	8.7%
Total Capital Ratio	12.4	(a)	11.9	11.6	12.2	12.3
Tier I Leverage	5.4	(a)	5.2	5.3	5.4	5.4

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1QTR 2002
	Over (Under)

	4Q 2001		1Q 2001

SOURCES AND USES OF TIER 1 CAPITAL
(in billions)
Sources of Free Cash Flow
Operating Earnings Less Dividends	NM			(38)%
Plus: Preferred Stock and Equivalents/Other Items	NM			100
Less: Capital for Internal Asset Growth	NM			NM
Total Sources of Free Cash Flow	133%			75

Uses of Free Cash Flow
Increases (Decreases) in Capital Ratios	125			(10)
Acquisitions	NM		NM
Repurchases Net of Stock Issuances	100			(71)
Total Uses of Free Cash Flow	133			75

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted-Average Shares Outstanding	—			1
Diluted Weighted-Average Shares Outstanding	—			(1)
Common Shares Outstanding — at Period End	1			—

CASH DIVIDENDS DECLARED PER SHARE	—			—
BOOK VALUE PER SHARE	(1)			(5)

SHARE PRICE
High	(3)			(33)
Low	(15)			(29)
Close	(2)			(21)

CAPITAL RATIOS
Tier I Capital Ratio	20	bp	(20	) bp
Total Capital Ratio	50			10
Tier I Leverage	20			—

(a)	Estimated

J.P. MORGAN CHASE & CO.
Glossary of Terms

Average Managed Assets: Excludes the impact of credit card securitizations.

bp: Denotes basis points; 100 bp equals 1%.

Corporate: Includes Support Units and the effects remaining at the corporate level after the implementation of management accounting policies.

JPMorgan Partners (“JPMP”): JPMorgan Chase’s private equity business. Public securities held by JPMP are marked-to-market at the quoted public value less liquidity discounts, with the resulting unrealized gains/losses included in the income statement. JPMP’s valuation policy for public securities incorporates the use of liquidity discounts and price averaging methodologies in certain circumstances to take into account the fact that JPMP cannot immediately realize the quoted public values as a result of the regulatory, corporate, or other contractual sales restrictions generally imposed on these holdings. Private investments are initially carried at cost, which is viewed as an approximation of fair value. The carrying value of private investments is adjusted to reflect valuation changes resulting from unaffiliated party transactions and for evidence of a decline in value.

Managed Credit Card Receivables or Managed Basis: JPMorgan Chase uses this terminology to refer to its credit card receivables on the balance sheet plus securitized credit card receivables.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger and restructuring costs, special items, credit card securitizations and the amortization of goodwill.

Other Consumer Loans: Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured lines of credit and foreign consumer.

Overhead Ratio: Operating expense (excluding merger and restructuring costs and special items) as a percentage of the operating revenues.

Reported Basis: Financial statements prepared under generally accepted accounting principles. The reported basis includes the impact of credit card securitizations, merger and restructuring costs, special items, and the net effect of the change in accounting principle.

Segment Results - All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

SFAS 133: As a result of the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 133 “Accounting for Derivative Instruments and Hedging Activities”, net income for the first quarter 2001 includes the cumulative effect of a transition adjustment of $(25) million, net of taxes. The impact on each of basic and diluted earnings per share was $(0.01).

SFAS 142: Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.”

Shareholder Value Added (“SVA”): Represents operating earnings minus preferred dividends and an explicit charge for capital.

Special Items: Includes merger and restructuring costs and special items.

Trading-Related Revenue: Includes net interest income (“NII”) attributable to trading activities.

Unaudited: The financial statements and information included throughout this document are unaudited.